                                                    MONTHLY SERVICER'S CERTIFICATE
                                                     CARMAX AUTO SUPERSTORES, INC.

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                                                        CARMAX AUTO OWNER TRUST
                                                             SERIES 2003-1

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  Collection Period                                                                                  6/1/2003-06/30/03
  Determination Date                                                                                          7/9/2003
  Distribution Date                                                                                          7/15/2003


  Pool Balance
  ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                         $    488,201,840.52

     2 . Collections allocable to Principal                                                        $     17,157,794.72

     3 . Purchase Amount allocable to Principal                                                    $              0.00

     4 . Defaulted Receivables                                                                     $         47,212.19

                                                                                                      -----------------
     5 . Pool Balance on the close of the last day of the Collection Period                        $    470,996,833.61
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                      $    506,963,081.52

                                                                                 Beginning                  End
     7 . Note Balances                                                           of Period               of Period
                                                                           --------------------------------------------

         a. Class A-1 Note Balance                                         $    88,267,118.57     $      68,605,748.81
         b. Class A-2 Note Balance                                         $   124,000,000.00     $     124,000,000.00
         c. Class A-3 Note Balance                                         $   119,000,000.00     $     119,000,000.00
         d. Class A-4 Note Balance                                         $    98,196,000.00     $      98,196,000.00
         e. Class B Note Balance                                           $    40,558,000.00     $      40,558,000.00
         f. Class C Note Balance                                           $    15,209,000.00     $      15,209,000.00
                                                                              ----------------        -----------------
         g. Note Balance (sum a - f)                                       $   485,230,118.57     $     465,568,748.81

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                              0.8024284                0.6236886
         b. Class A-2 Note Pool Factor                                              1.0000000                1.0000000
         c. Class A-3 Note Pool Factor                                              1.0000000                1.0000000
         d. Class A-4 Note Pool Factor                                              1.0000000                1.0000000
         e. Class B Note Pool Factor                                                1.0000000                1.0000000
         f. Class C Note Pool Factor                                                1.0000000                1.0000000
                                                                              ----------------        -----------------
         g. Note Pool Factor                                                        0.9571312                0.9183486

     9 . Overcollateralization Target Amount                                                       $      7,064,952.50

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                        $      5,428,084.80

    11 . Weighted Average Coupon                                                                   %             8.69%

    12 . Weighted Average Original Term                                                           months         60.26

    13 . Weighted Average Remaining Term                                                          months         52.76

  Collections
  -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                                $      3,559,258.49
         b. Liquidation Proceeds allocable to Finance Charge                                       $              0.00
         c. Purchase Amount allocable to Finance Charge                                            $              0.00
                                                                                                      -----------------
         d. Available Finance Charge Collections (sum a - c)                                       $      3,559,258.49

    15 . Principal:
         a. Collections allocable to Principal                                                     $     17,157,794.72
         b. Liquidation Proceeds allocable to Principal                                            $          1,587.29
         c. Purchase Amount allocable to Principal                                                 $              0.00
                                                                                                      -----------------
         d. Available Principal Collections (sum a - c)                                            $     17,159,382.01

    16 . Total Finance Charge and Principal Collections (14d + 15d)                                $     20,718,640.50

    17 . Interest Income from Collection Account                                                   $         11,637.44

    18 . Simple Interest Advances                                                                  $              0.00

                                                                                                      -----------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                                $     20,730,277.94

  Required Payment Amount
  -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                                  $        406,834.87
         b. Amount Unpaid from Prior Months                                                        $              0.00
         c. Amount Paid                                                                            $        406,834.87
                                                                                                      -----------------
         d. Shortfall Amount (a + b - c)                                                           $              0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                             $         88,169.04
         b. Additional Note Interest related to Class A-1 Monthly Interest                         $              0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest         $              0.00
                                                                                                      -----------------
         d. Total Class A-1 Note Interest (sum a - c)                                              $         88,169.04

         e. Class A-2 Monthly Interest                                                             $        127,100.00
         f. Additional Note Interest related to Class A-2 Monthly Interest                         $              0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest         $              0.00
                                                                                                      -----------------
         h. Total Class A-2 Note Interest (sum e-g)                                                $        127,100.00

         i. Class A-3 Monthly Interest                                                             $        159,658.33
         j. Additional Note Interest related to Class A-3 Monthly Interest                         $              0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest         $              0.00
                                                                                                      -----------------
         l. Total Class A-3 Note Interest (sum i-k)                                                $        159,658.33

         m. Class A-4 Monthly Interest                                                             $        176,752.80
         n. Additional Note Interest related to Class A-4 Monthly Interest                         $              0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest         $              0.00
                                                                                                      -----------------
         p. Total Class A-4 Note Interest (sum m-o)                                                $        176,752.80

    22 . Priority Principal Distributable Amount                                                   $              0.00

    23 . Class B and Class C Noteholder Interest Amounts
         a. Class B Monthly Interest                                                               $         69,962.55
         b. Additional Note Interest related to Class B Monthly Interest                           $              0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest           $              0.00

                                                                                                      -----------------
         d. Total Class B Note Interest (sum a-c)                                                  $         69,962.55

         e. Class C Monthly Interest                                                               $         40,430.59
         f. Additional Note Interest related to Class C Monthly Interest                           $              0.00
         g. Interest Due on Additional Note Interest related to Class C Monthly Interest           $              0.00
                                                                                                      -----------------
         h. Total Class C Note Interest (sum e-g)                                                  $         40,430.59

    24 . Required Payment Amount (Sum: Ln 20 - Ln 23)                                              $      1,068,908.18

    25 . Regular Principal Distributable Amount                                                    $     21,298,237.46

    26 . Unreimbursed Servicer Advances                                                            $              0.00

  Available Funds
  ---------------

    27 . Available Collections                                                                     $     20,730,277.94

    28 . Reserve Account Draw Amount                                                               $              0.00
                                                                                                      -----------------

    29 . Available Funds                                                                           $     20,730,277.94

  Collection Account Activity
  ---------------------------

    30 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                     $      3,559,258.49
         b. Total Daily Deposits of Principal Collections                                          $     17,159,382.01
         c. Withdrawal from Reserve Account                                                        $              0.00
         d. Interest Income                                                                        $         11,637.44
                                                                                                      -----------------
         e. Total Deposits to Collection Account (sum a - d)                                       $     20,730,277.94

    31 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                       $        406,834.87
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                    $     20,323,443.07
         c  Deposit to Reserve Account                                                             $              0.00
         d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder) $              0.00
                                                                                                      -----------------
         e  Total Withdrawals from Collection Account(sum a - d)                                   $     20,730,277.94

  Note Payment Account Activity
  -----------------------------

    32 . Deposits
         a. Class A-1 Interest Distribution                                                        $         88,169.04
         b. Class A-2 Interest Distribution                                                        $        127,100.00
         c. Class A-3 Interest Distribution                                                        $        159,658.33
         d. Class A-4 Interest Distribution                                                        $        176,752.80
         e. Class B Interest Distribution                                                          $         69,962.55
         f. Class C Interest Distribution                                                          $         40,430.59

         g. Class A-1 Principal Distribution                                                       $     19,661,369.76
         h. Class A-2 Principal Distribution                                                       $              0.00
         I. Class A-3 Principal Distribution                                                       $              0.00
         j. Class A-4 Principal Distribution                                                       $              0.00
         k. Class B Principal Distribution                                                         $              0.00
         l. Class C Principal Distribution                                                         $              0.00
                                                                                                      -----------------

         m. Total Deposits to Note Payment Account (sum a - l)                                     $     20,323,443.07

    33 . Withdrawals
         a. Class A-1 Distribution                                                                 $     19,749,538.80
         b. Class A-2 Distribution                                                                 $        127,100.00
         c. Class A-3 Distribution                                                                 $        159,658.33
         d. Class A-4 Distribution                                                                 $        176,752.80
         e. Class B Distribution                                                                   $         69,962.55
         f. Class C Distribution                                                                   $         40,430.59
                                                                                                      -----------------
         g. Total Withdrawals from Note Payment Account (sum a - f)                                $     20,323,443.07

  Certificate Payment Account Activity
  ------------------------------------

    34 . Deposits
         a. Excess Funds                                                                           $              0.00
         b. Reserve Account surplus                                                                $          1,542.04
                                                                                                      -----------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                              $          1,542.04

    35 . Withdrawals
         a. Certificateholder Distribution                                                         $          1,542.04
                                                                                                      -----------------
         b. Total Withdrawals from Certificate Payment Account                                     $          1,542.04

  Required Reserve Account Amount
  -------------------------------

    36 . Lesser of: (a or b)
         a.  $2,534,815.41                                                                         $      2,534,815.41
         b.  Note Balance                                                                          $    465,568,748.81

    37 . Required Reserve Account Amount                                                           $      2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 . Beginning Balance (as of Preceding Distribution Date)                                     $      2,534,815.41
    39 . Investment Earnings                                                                       $          1,542.04
    40 . Reserve Account Draw Amount                                                               $              0.00
                                                                                                      -----------------
    41 . Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                              $      2,536,357.45
    42 . Deposit from Excess Available Funds                                                       $              0.00
    43 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount              $          1,542.04
    44 . Ending Balance (Ln41 + Ln42 - Ln43)                                                       $      2,534,815.41
    45 . Reserve Account Deficiency (Ln37 - Ln44)                                                  $              0.00

  Instructions to the Trustee
  ---------------------------

    46 . Amount to be deposited from the Reserve Account into the Collection Account               $              0.00
    47 . Amount to be paid to Servicer from the Collection Account                                 $        406,834.87
    48 . Amount to be deposited from the Collection Account into the Note Payment Account          $     20,323,443.07
    49 . Amount to be deposited from the Collection Account into the Certificate Payment Account   $              0.00
    50 . Amount to be deposited from the Collection Account into the Reserve Account               $              0.00
    51 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
         Required Reserve Amount                                                                   $           1,542.04
    52 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                  $      19,749,538.80
    53 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                  $         127,100.00
    54 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                  $         159,658.33
    55 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                  $         176,752.80
    56 . Amount to be paid to Class B Noteholders from the Note Payment Account                    $          69,962.55
    57 . Amount to be paid to Class C Noteholders from the Note Payment Account                    $          40,430.59
    58 . Amount to be paid to Certificateholders from the Certificate Payment Account with
         respect to Excess Funds and Reserve Account surplus                                       $           1,542.04

  Net Loss and Delinquency Activity
  ---------------------------------

    59 . Net Losses with respect to preceding Collection Period                                    $         45,624.90

    60 . Cumulative Net Losses                                                                     $         45,624.90

    61 . Cumulative Net Loss Percentage                                                                   0.0090%

    62 . Delinquency Analysis                                                    Number of               Principal
                                                                                   Loans                  Balance
                                                                           --------------------------------------------

         a. 31 to 60 days past due                                                  238            $      1,885,428.94
         b. 61 to 90 days past due                                                  44             $        392,657.90
         c. 91 or more days past due                                                 0             $              0.00
                                                                           --------------------------------------------
         d. Total (sum a - c)                                                       282                   2,278,086.84


IN WITNESS WHEREOF, the undersigned has duly executed this certificate on July 09, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  =========================================================================
  As Servicer

  By:                           /s/ Keith D. Browning
            ---------------------------------------------------------------

  Name:                           Keith D. Browning
            ---------------------------------------------------------------

  Title:         Executive Vice President and Chief Financial Officer
            ---------------------------------------------------------------